Summary Prospectus and Prospectus Supplement

July 14, 2023

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Supplement dated

July 14, 2023 to

the Morgan Stanley Institutional Fund, Inc.

Summary Prospectus and Prospectus dated April 28, 2023

Multi-Asset Real Return Portfolio (the “Fund”)

Morgan Stanley Institutional Fund, Inc.

Effective immediately, the first sentence of the sections of the Summary Prospectus titled “Principal Risks—Tax Risk” and the Prospectus titled “Fund Summary—Principal Risks—Tax Risk” is hereby deleted in its entirety and replaced with the following:

The Fund may seek to gain exposure to the commodity markets and certain other financial instruments through investments in the Subsidiary.

In addition, effective immediately, the first sentence of the section of the Prospectus titled “Additional Information About Fund Investment Strategies and Related Risks—Tax Risk” is deleted and replaced with the following:

The Fund may seek to gain exposure to the commodity markets and certain other financial instruments through investments in the Subsidiary.

Effective immediately, the following is hereby added to the end of the section of the Prospectus titled “Additional Information About Fund Investment Strategies and Related Risks”:

Bitcoin and Bitcoin Futures

The Fund may have exposure to bitcoin indirectly through cash settled futures. Specifically, the Fund may engage in futures contracts based on bitcoin to obtain long or short exposure to bitcoin. A long exposure reflects an investment contemplating an increase in the value of the underlying asset whereas a short exposure contemplates a decrease in value of the underlying asset. To the extent the Fund invests in bitcoin futures, it will do so through the Subsidiary. The Fund may at times have no exposure to bitcoin.

The value of bitcoin, like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud, market manipulation and failure than established, regulated exchanges for securities and other traditional assets, derivatives, and other currencies. Cryptocurrency exchanges have in the past, and may in the future, fail or otherwise cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin.

Volatility in bitcoin prices and value in the future, which at times can be significant, could have a material adverse effect on the value of the Fund’s indirect exposure to bitcoin. Furthermore, negative perception and/or a lack of stability and standardized regulation in the digital asset economy may reduce confidence in the digital asset economy and may result in greater volatility in the prices of bitcoin and other digital assets, including a depreciation in value. In addition, events that impact one cryptocurrency may lead to a volatility or a decline in the value or another cryptocurrency, such as bitcoin. Further, regulation of crypto asset markets is still developing and federal, state or foreign governmental authorities may restrict the development, use or exchange or cryptocurrencies. In addition, many significant aspects of the tax treatment of investments in cryptocurrency are uncertain.

Although the Fund does not invest directly in bitcoin, the Fund’s investments in cash settled bitcoin futures are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks, which may be substantial, including significant price volatility and fraud and manipulation, which are generally more pronounced in the crypto asset market. In addition, the performance and value of indirect investments in bitcoin may differ significantly from the performance or value of bitcoin. The value of the Fund’s indirect investments in bitcoin is subject to significant fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. For example, the price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The Fund’s exposure to bitcoin could result in substantial losses to the Fund.

The only bitcoin futures in which the Fund may invest are cash settled bitcoin futures traded on futures exchanges registered with the CFTC. The value of bitcoin futures is determined by reference to the CME CF Bitcoin Reference Rate, which provides an indication of the price of bitcoin across certain cash bitcoin exchanges. Bitcoin futures expose the Fund to all of the risks related to bitcoin and also expose the Fund to risks related to futures, and specifically risks related to bitcoin futures. The price of bitcoin futures is based on a variety of factors in addition to the price of bitcoin, including regulatory changes or actions and required daily variation margin payments.

The market for bitcoin futures is still developing and the Fund’s investment in bitcoin futures may involve illiquidity risk, which means the Fund may be unable to purchase or sell a futures contract at a desired price or time and therefore may be unable to change its exposure levels to bitcoin and may need to continue meeting ongoing margin payment obligations on its current bitcoin futures contracts. In addition, bitcoin futures markets may be more volatile than traditional futures markets and exchanges on which bitcoin futures are traded and their related clearinghouses and the Fund’s FCMs generally require the Fund to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures. Margin requirements and daily limits may limit the Fund’s ability to achieve the desired exposure.

Exchanges on which bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for the Fund’s bitcoin futures) have experienced, and may in the future experience, technical and operational issues, making bitcoin prices unavailable at times.

The Fund does not intend to hold bitcoin futures through expiration. Instead, the Fund intends to “roll” bitcoin futures positions. “Rolling” refers to a process whereby futures contracts nearing expiration are closed out and replaced with new futures contracts with a later expiration date. Accordingly, the Fund is subject to risks related to rolling. In addition, the costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund’s investments in bitcoin futures.

Futures contracts based on bitcoin are also subject to the risks otherwise applicable to derivatives, in particular those described in “Futures.” In addition, futures contracts providing short exposure to bitcoin are also subject to additional risks, including potentially unlimited losses.

Please retain this supplement for future reference.

IFIMARRBITCOINPROSPT 7/23

Statement of Additional Information Supplement

July 14, 2023

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Supplement dated

July 14, 2023 to

the Morgan Stanley Institutional Fund, Inc.

Statement of Additional Information dated April 28, 2023

Multi-Asset Real Return Portfolio (the “Fund”)

Morgan Stanley Institutional Fund, Inc.

Effective immediately, the row in the table of the section of the Statement of Additional Information titled “Investment Policies and Strategies” corresponding to “Bitcoin Exposure” with respect to the Fund is hereby checked.

In addition, effective immediately, the fourth paragraph of the section of the Statement of Additional Information titled “Investment Policies and Strategies—Derivatives—Regulatory Matters” is hereby deleted in its entirety and replaced with the following:

The Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to its service as investment adviser to the Multi-Asset Real Return Portfolio. As a result, the Company, on behalf of the Multi-Asset Real Return Portfolio, will be required to operate in compliance with applicable CFTC requirements, including registration, disclosure, reporting and other operational requirements under the CEA and related CFTC regulations. Compliance with these additional requirements may increase Company expenses. The Adviser is exempt from certain CFTC recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the Multi-Asset Real Return Portfolio’s wholly-owned subsidiary (the “Multi-Asset Real Return Subsidiary”).

The Adviser, with respect to each Fund except for the Multi-Asset Real Return Portfolio, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term CPO pursuant to CFTC Regulation 4.5, as promulgated under the CEA, with respect to each Fund’s operations. In addition, the Adviser will operate each Bitcoin Subsidiary (as defined below) in reliance on an exemption from registration as a CPO under CFTC Regulation 4.13(a)(3). Therefore, neither these Funds nor the Adviser (with respect to these Funds and each Bitcoin Subsidiary), is subject to registration or regulation as a commodity pool or CPO under the CEA. If any of these Funds (or the Adviser with respect to such Fund) becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

The sections of the Statement of Additional Information titled “Investment Policies and Strategies—Bitcoin Exposure” and “Investment Policies and Strategies—Special Risks Related to the Cayman Islands Subsidiary” are hereby deleted in their entirety and replaced with the following:

Bitcoin Exposure. The Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios may have exposure to bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) (“GBTC”), a privately offered investment vehicle that invests in bitcoin. In addition, the Multi-Asset Real Return Portfolio may have exposure to bitcoin indirectly through cash settled futures. To the extent these Funds invest in bitcoin futures or the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios invest in GBTC, they will do so through a wholly-owned subsidiary, which is organized as an exempted company under the laws of the Cayman Islands (each, a “Bitcoin Subsidiary” and together with the Multi-Asset Real Return Subsidiary, referred to as a “Subsidiary”). Each Fund may at times have no exposure to bitcoin. Although none of the Funds directly invest in bitcoin, each Fund’s indirect investments in bitcoin are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks.

Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the bitcoin network (commonly referred to as the bitcoin protocol). The value of bitcoin, like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. The value of bitcoin is determined in part by the supply of (which is limited), and demand for, bitcoin in the markets for exchange that have been organized to facilitate the trading of bitcoin. The further development of the bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate.

Risks Related to Bitcoin. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency is an emerging asset class with a limited history. Investments in or exposure to bitcoin are subject to substantial risks, including significant price volatility and fraud and manipulation, which are generally more pronounced in the crypto asset market. In addition, performance and value of indirect investments in bitcoin may differ significantly from the performance or value of bitcoin.

Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity or Permanence Portfolios’ indirect exposure to such bitcoin) is also susceptible to these risks.

The value of a Fund’s indirect investments in bitcoin is subject to significant fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile and subject to sharp declines. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. A Fund’s exposure to bitcoin could result in substantial losses to the Fund.

Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud, market manipulation and failure than established, regulated exchanges for securities and other traditional assets, derivatives, and other currencies. Cryptocurrency exchanges have in the past, and may in the future, fail or otherwise cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions.

Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin.

Disruptions at bitcoin exchanges and potential consequences of a bitcoin exchange’s failure could adversely affect a Fund’s indirect investments in bitcoin. In 2022 and early 2023, several large participants in the cryptocurrency industry, including exchanges, lenders and investment firms, declared bankruptcy, which has resulted in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. These events have also contributed to financial distress among crypto asset market participants and widespread disruption in those markets. The collateral impacts of these types of failures, or of fraud or other adverse developments in the crypto asset markets, is difficult to predict. Extreme volatility in the future, including further declines in the trading prices of the bitcoin, could have a material adverse effect on the value of the Funds’ indirect investments in bitcoin. Furthermore, negative perception and/or a lack of stability and standardized regulation in the digital asset economy may reduce confidence in the digital asset economy and may result in greater volatility in the prices of bitcoin and other digital assets, including a depreciation in value. Further, regulation of crypto asset markets is still developing and federal, state or foreign governmental authorities may restrict the development, use or exchange or cryptocurrencies. In addition, events that impact one cryptocurrency may lead to a volatility or a decline in the value or another cryptocurrency, such as bitcoin.

The market for bitcoin (and bitcoin futures) depends on, among other things: the supply and demand for bitcoin (and bitcoin futures); the adoption of bitcoin for commercial uses; the anticipated increase of investments in bitcoin-related investment products by retail and institutional investors; speculative interest in bitcoin, bitcoin futures, and bitcoin-related investment products; regulatory or other restrictions on investors’ ability to invest in bitcoin futures; and the potential ability to hedge against the price of bitcoin with bitcoin futures (and vice versa). At times, there has been, and may in the future be, significant disruption to the crypto asset market, which could adversely impact a Fund’s indirect investments in bitcoin.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A breach or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and or value of, other cryptocurrencies.

Bitcoin mining operations consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage. Given the energy-intensiveness and electricity costs of mining, miners are restricted in where they can locate mining operations. Any shortage of electricity supply or increase in related costs (or if miners otherwise cease expanding processing power) will negatively impact the viability and expected economic return from bitcoin mining, which will affect the availability of bitcoin in the marketplace. Today, many bitcoin mining operations rely on fossil fuels to power their operations. Public perception of the impact of bitcoin mining on climate change may reduce the demand for bitcoin and increase the likelihood of government regulation. Such events could have a negative impact on the price of bitcoin, bitcoin futures, and a Fund’s performance. In addition, sales of newly mined bitcoin (and sales of bitcoin by large holders) may impact the price of bitcoin.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact a Fund’s indirect investment in bitcoin. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future U.S. or foreign government or regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of a Fund’s indirect investment in bitcoin and the ability to exchange a cryptocurrency or utilize it for payments.

Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a RIC, like each Fund, would be treated as non-qualifying income for purposes of the income test applicable to RICs. Accordingly, to the extent the Multi-Asset Real Return Portfolio invests in bitcoin futures or the Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios invest in bitcoin futures or GBTC, it will do so through its Subsidiary.

In 2014, the IRS released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets. Moreover, although the Ruling & FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to GBTC’s intended treatment of such events.

The taxing authorities of certain states (i) have announced that they will follow the Notice with respect to the treatment of digital assets for state income tax purposes and/or (ii) have issued guidance exempting the purchase and/or sale of digital assets for fiat currency from state sales tax. It is unclear what further guidance on the treatment of digital assets for state tax purposes may be issued in the future.

It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued in the future. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for investors in each Fund and could have an adverse effect on the value of bitcoin.

Bitcoin Cash Settled Futures. The Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios may engage in futures contracts based on bitcoin to obtain long exposure to bitcoin. The Multi-Asset Real Return Portfolio may engage in futures contracts based on bitcoin to obtain long or short exposure to bitcoin. A long exposure reflects an investment contemplating an increase in the value of the underlying asset whereas a short exposure contemplates a decrease in value of the underlying asset.

The only bitcoin futures in which each Fund may invest are cash settled bitcoin futures traded on futures exchanges registered with the CFTC. The value of bitcoin futures is determined by reference to the CME CF Bitcoin Reference Rate, which provides an indication of the price of bitcoin across certain cash bitcoin exchanges.

Bitcoin futures expose a Fund to all of the risks related to bitcoin discussed above and also expose a Fund to risks related to futures, and specifically risks related to bitcoin futures. The price of bitcoin futures is based on a variety of factors. For example, regulatory changes or actions may alter the nature of an investment in bitcoin futures or restrict the use of bitcoin or the operations of the bitcoin network or exchanges on which bitcoin trades in a manner that adversely affects the price of bitcoin futures, which could adversely impact a Fund and necessitate the payment of large daily variation margin payments to settle a Fund’s losses.

The market for bitcoin futures is still developing and a Fund’s investment in bitcoin futures may involve illiquidity risk, as bitcoin futures are not as heavily traded as other futures given that the bitcoin futures market is relatively new, which means a Fund may be unable to purchase or sell a futures contract at a desired price or time and therefore may be unable to change its exposure levels to bitcoin and may need to continue meeting ongoing margin payment obligations on its current bitcoin futures contracts. In addition, bitcoin futures markets may be more volatile than traditional futures markets and exchanges on which bitcoin futures are traded and their related clearinghouses and a Fund’s FCMs generally require the Fund to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures. Initial margin requirements will increase if a Fund’s bitcoin futures investments increase in value. Margin requirements and daily limits may limit the Fund’s ability to achieve the desired exposure.

Exchanges on which bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for a Fund’s bitcoin futures) have experienced, and may in the future experience, technical and operational issues, making bitcoin prices unavailable at times. In addition, the cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing of bitcoin futures contracts.

The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as provided by the terms of such contract. However, none of the Funds intend to hold bitcoin futures through expiration. Instead, each Fund intends to “roll” futures positions. “Rolling” refers to a process whereby futures contracts nearing expiration are closed out and replaced with new futures contracts with a later expiration date. Accordingly, the Fund is subject to risks related to rolling. In addition, the costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of a Fund’s investments in bitcoin futures.

When the market for certain futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the “rolling process” of the bitcoin futures with closer delivery dates would take place at a price that is lower than the price of the bitcoin futures with more distant delivery dates. This pattern of higher futures prices for longer expiration bitcoin futures is often referred to as “contango.” Alternatively, when the market for certain bitcoin futures is such that the prices are higher in the nearer months than in the more distant months, the sale during the rolling process of the more nearby bitcoin futures would take place at a price that is higher than the price of the more distant bitcoin futures. This pattern of higher future prices for shorter expiration bitcoin futures is referred to as “backwardation.” There have been extended periods in which contango or backwardation has existed in certain futures markets in general. Such periods could occur in the future for bitcoin futures and may cause significant and sustained losses. Additionally, because of the frequency with which a Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.

In addition, bitcoin and bitcoin futures have generally exhibited significant price volatility relative to traditional asset classes. Bitcoin futures may also experience significant price volatility as a result of the market fraud and manipulation noted above.

Futures contracts providing short exposure to bitcoin are also subject to additional risks, including potentially unlimited losses. The Multi-Asset Real Return Portfolio’s short exposure would reflect the portfolio management team’s view that the value of the underlying asset will decrease. If the Adviser fails to accurately predict the movement in the value of the underlying asset, the Multi-Asset Real Return Portfolio may incur a theoretically unlimited loss on short exposures (whereas losses from long exposures can equal only the full value of the underlying asset).

Futures contracts based on bitcoin are also subject to the risks otherwise applicable to derivatives, in particular those described in “Futures Contracts.”

GBTC. The Advantage, Asia Opportunity, Counterpoint Global, Developing Opportunity, Global Insight, Global Opportunity, Global Permanence, Growth, Inception, International Advantage, International Opportunity and Permanence Portfolios may obtain investment exposure to bitcoin indirectly through investing in GBTC. The amount of a Fund’s investment in GBTC will be subject to certain limits at the time of investment. GBTC’s investment objective is for the shares of GBTC to reflect the value of bitcoin held by GBTC, less expenses and other liabilities, and the risks of investing in GBTC are similar to the risks of investing in cryptocurrencies generally. Investments in GBTC expose a Fund to all of the risks related to bitcoin discussed above and also expose a Fund to risks specific to GBTC.

Shares of GBTC have historically traded, and may continue to trade, at a significant discount or premium to NAV. To the extent GBTC trades at a discount to NAV, the value of a Fund’s investment in GBTC would typically decrease, even if the value of GBTC’s underlying holdings in bitcoin does not decrease. In addition, there is no guarantee that an active trading market for GBTC will exist at any time. A Fund’s investment in GBTC will be subject to the operating expenses associated with GBTC. If GBTC incurs expenses in U.S. dollars, GBTC would be required to sell bitcoins to pay these expenses. The sale of GBTC’s bitcoins to pay expenses in U.S. dollars at a time of low bitcoin prices could adversely affect the value of a Fund’s investment in GBTC. Over time, sales of bitcoin by GBTC to pay expenses will decrease the amount of bitcoin associated with each share of GBTC. In addition, GBTC is susceptible to theft of its bitcoin holdings, which would negatively affect an investment by a Fund in GBTC.

A Fund’s investments in GBTC are also subject to the risks associated with private funds generally, including liquidity risk. The securities of such private funds are generally not registered under the 1940 Act, the Securities Act of 1933, as amended, or any federal or state securities laws, and therefore a Fund’s investments in GBTC will not benefit from the protections and restrictions of such laws.

GBTC is expected to be treated as a grantor trust for U.S. federal income tax purposes, and therefore an investment by the Bitcoin Subsidiary in GBTC will generally be treated as a direct investment by the Bitcoin Subsidiary in bitcoin for such purposes and will be subject to the tax risks related to investment in bitcoin.

Special Risks Related to the Cayman Islands Subsidiary. Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Insight Portfolio, Global Opportunity Portfolio, Global Permanence Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio, Multi-Asset Real Return Portfolio and Permanence Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Bitcoin Subsidiary may invest in GBTC, cash-settled bitcoin futures and other investments. Investments in each Bitcoin Subsidiary are expected to provide a Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below under “Taxes.” The Multi-Asset Real Return Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Multi-Asset Real Return Subsidiary may also invest in cash-settled bitcoin futures. Investments in the Multi-Asset Real Return Subsidiary are expected to provide the Multi-Asset Real Return Portfolio with exposure to bitcoin and the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under “Taxes.”

Each Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of any Subsidiary will be sold or offered to other investors. To the extent that a Fund invests in a Subsidiary, the Fund may be subject to the risks associated with such commodity-related instruments, bitcoin and other bitcoin related investments.

While each Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.

The third, fourth and fifth paragraphs in the section of the Statement of Additional Information titled “Investment Advisory and Other Services—Adviser” are hereby deleted in their entirety and replaced with the following:

Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Insight Portfolio, Global Opportunity Portfolio, Global Permanence Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may gain exposure to bitcoin and other assets by investing up to 25% of its total assets in a wholly-owned subsidiary of each Fund organized as a company under the laws of the Cayman Islands. The Multi-Asset Real Return Portfolio may gain exposure to bitcoin and the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to that Subsidiary. In consideration of these services, each Subsidiary will pay to the Manager at the end of each of the Subsidiary’s fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rate of 0.05%, to the average daily net assets of the Subsidiary for the quarter. The Adviser will waive or credit such amounts against the fees payable to the Adviser by the corresponding Fund. The Adviser, with respect to each Subsidiary, has entered into a separate contract with the Sub-Adviser whereby the Sub-Adviser provides investment advisory services to each Subsidiary. The Adviser pays the Sub-Adviser a portion of the net advisory fees the Adviser receives from each Fund. The Sub-Adviser will waive or credit such amounts against the fees payable to the Sub-Adviser by the Adviser.

Each Fund and each Subsidiary have entered into contracts for the provision of custody and audit services with service providers.

Each Bitcoin Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by a Fund. As a result, the Adviser, in managing a Bitcoin Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of a Fund (as discussed above, each Bitcoin Subsidiary may invest in cash settled bitcoin futures and/or GBTC) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Bitcoin Subsidiary’s portfolio investments and shares of the Subsidiary. Certain of these policies and restrictions are described in detail in this SAI. The Multi-Asset Real Return Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Multi-Asset Real Return Portfolio. As a result, the Adviser, in managing the Multi-Asset Real Return Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Multi-Asset Real Return Portfolio (as discussed above, the Multi-Asset Real Return Subsidiary may invest in cash settled bitcoin futures or commodity-related instruments) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Multi-Asset Real Return Subsidiary’s portfolio investments and shares of the Multi-Asset Real Return Subsidiary. Certain of these policies and restrictions are described in detail in this SAI.

The first sentence of the fifth paragraph in the section of the Statement of Additional Information titled “Taxes—Regulated Investment Company Qualifications” is hereby deleted in its entirety and replaced with the following:

Each of the Advantage Portfolio, Asia Opportunity Portfolio, Counterpoint Global Portfolio, Developing Opportunity Portfolio, Global Insight Portfolio, Global Opportunity Portfolio, Global Permanence Portfolio, Growth Portfolio, Inception Portfolio, International Advantage Portfolio, International Opportunity Portfolio and Permanence Portfolio may seek to gain exposure to bitcoin through investments in a Bitcoin Subsidiary. The Multi-Asset Real Return Portfolio may seek to gain exposure to bitcoin and the commodity markets through investments in the Multi-Asset Real Return Subsidiary.

Please retain this supplement for future reference.